UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 20, 2006
JOHN B. SANFILIPPO & SON, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19681 (Commission File Number)	36-2419677 (I.R.S. Employer Identification Number)
2299 Busse Road, Elk Grove Village, Illinois 60007
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 593-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Agreement for Purchase of Real Estate and Related Property
Industrial Building Lease

Item 1.01 — Entry into a Material Definitive Agreement.
On September 20, 2006, John B. Sanfilippo & Son, Inc. (the “Company”) completed the sales and leaseback of its Selma, Texas facility to two related party partnerships, the Arthur/Busse Limited Partnership and the 300 East Touhy Limited Partnership (collectively, the “Partnerships”). In fiscal 2005, in order to facilitate the Company’s facility consolidation project, the Company’s Board of Directors appointed an independent committee to explore alternatives with respect to the Company’s existing leases for the properties in the Chicago area owned by the Partnerships. After negotiations with the Partnerships, the independent committee approved a proposed transaction and, subsequently, the Company entered into several agreements with the Partnerships. The agreements provided for an overall transaction whereby, among other things, the Company would sell its Selma, Texas facility to the Partnerships for $14.3 million (an estimate of fair value which also slightly exceeds its carrying value) and lease the properties back. The sale price and rental rate for the Selma, Texas properties were determined by an independent appraiser to be at fair market value.
The lease for the Selma, Texas properties has a ten-year term at a fair market value rent (currently, $109,052 per month), with three five-year renewal options. In addition, the Company has an option to repurchase the Selma property from the Partnerships after five years at 95% (100% in certain circumstances) of the then fair market value, but not to be less than the $14.3 million purchase price.
Copies of the agreements related to the sale and leaseback of the Company’s Selma, Texas facility are included as exhibits to this Current Report on Form 8-K.
Item 9.01 — Financial Statements and Exhibits
(c) Exhibits
The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
September 26, 2006	By:	/s/ Michael J. Valentine
Michael J. Valentine
Executive Vice President Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Agreement for Purchase of Real Estate and Related Property by and among the Company, as Seller, and Arthur/Busse Limited Partnership and 300 East Touhy Limited Partnership, as Purchasers, dated May 11, 2006

10.2	Industrial Building Lease by and between the Company, as Tenant, and Arthur/Busse Limited Partnership and 300 East Touhy Limited Partnership, as Landlord, dated September 20, 2006